                                                                       Exhibit 4

                                   [LOGO OF MYMETICS CORPORATION]
                        INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                            COMMON STOCK

THIS CERTIFIES THAT

                                            SPECIMEN

IS THE OWNER OF

  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF
                                 $0.01 EACH OF

---------------------------------MYMETICS CORPORATION---------------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of the Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Certificate of Incorporation of the Corporation, as now or hereafter amended, to all of which the holder hereof by acceptance hereof assents. This Certificate is not valid unless countersigned by the Transfer Agent.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its authorized officers.

         Dated:


         SECRETARY                     PRESIDENT AND CHIEF EXECUTIVE OFFICER





Countersigned
CIBC Mellon Trust Company
Transfer Agent

By:-----------------------
   Authorized Officer

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO ANY STOCKHOLDER UPON REQUEST A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING AND OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according or applicable laws or regulations:

     TEN COM               -- as tenants in common         UNIF GIFT MIN ACT -                           Custodian
     TEN ENT               -- as tenants by the entireties                         ---------------------           ----------------
     JT TEN                -- as joint tenants with                                       (Cust)                        (Minor)
                             right  of survivorship and                                     under Uniform Gift to Minors Act
                             not as tenants in common
                                                                                   ------------------------------------------------
                                                                                                        (State)

                      Additional abbreviations may also be used though not in the above list.

         For value received, _____________ hereby sell, assign and transfer unto

   PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OR ASSIGNEE


------------------------


--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

--------------------------------------------------------------------------------

-------------------------------------------------------------------------shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


-----------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: _______________________

                                               ---------------------------
                                                        SIGNATURE

                                               ---------------------------
                                                   SIGNATURE GUARANTEED


THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS STOCK CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A PARTICIPANT IN A SECURITIES TRANSFER ASSOCIATION RECOGNIZED SIGNATURE PROGRAM.